SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of
1934

Date of Report:  March 13, 1998
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Commission File Number 0-12058
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                         KENAN TRANSPORT COMPANY
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          (Exact name of registrant as specified in its charter)


             North Carolina                         56-0516485
    -------------------------------               ---------------
    (State or other jurisdiction of                (IRS Employer
     incorporation or organization)              Identification No.)


               University Square - West, 143 W. Franklin Street
                   Chapel Hill, North Carolina, 27516-3910
          -----------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


                               (919) 967-8221
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               (Registrant's telephone number, including Area Code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

                Effective February 28, 1998, Kenan Transport Company (the 'Registrant') closed its previously announced agreements with CITGO Petroleum Corporation ("CITGO") to acquire 100% of the outstanding stock of Petro-Chemical Transport, Inc. ("PCT"), a wholly owned subsidiary of CITGO, for $7,500,000 in cash.

                PCT transports petroleum products in the Southeast, East, Midwest and on the West Coast. Its transportation assets include 125 tractors and 175 tank trailers that will be used in a similar capacity in the Registrant's business. PCT employs 390 people throughout its operating area.

                The purchase price was determined in arms-length negotiations between the parties. The acquisition was financed through the Registrant's line of credit with First Union National Bank.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (a)   Financial Statements.
                      As of the date of the filing of this Current Report
                on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(a). In accordance with Item 7(a) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after March 15, 1998.


          (b)   Pro Forma Financial Information.
                      As of the date of the filing of this Current Report
                on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after March 15, 1998.


          (c)   Exhibits.
                      The Exhibits to this Report are listed in the Index
                to Exhibits set forth elsewhere herein.




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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        KENAN TRANSPORT COMPANY
                                             (Registrant)



DATE:     March 13, 1998                BY:    /s/  William L. Boone
                                               --------------------------
                                               Vice President-Finance and
                                               Chief Financial Officer































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                             INDEX TO EXHIBITS


The exhibits filed as part of this report are listed below:


 Exhibit
  Number                         Description
---------       ---------------------------------------------------------
    2           Stock Purchase and Sale Agreement between CITGO Petroleum
                Corporation, Petro-Chemical Transport, Inc. and the
                Registrant dated February 18, 1998.




































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